UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2022

SPIRIT REALTY CAPITAL, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-36004	20-1676382

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2727 North Harwood Street, Suite 300

Dallas, Texas 75201

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (972) 476-1900

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Spirit Realty Capital, Inc.	Common stock, par value $0.05 per share	SRC	New York Stock Exchange
Spirit Realty Capital, Inc.	6.000% Series A Cumulative Redeemable Preferred Stock, par value $0.01 per share	SRC-A	New York Stock Exchange

 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENT OF CERTAIN OFFICERS

On May 18, 2022, Spirit Realty Capital, Inc. (the “Company”) held its 2022 Annual Meeting of Shareholders (the “Annual Meeting”).  At the Annual Meeting, the Company’s shareholders approved the Second Amended and Restated Spirit Realty Capital, Inc. and Spirit Realty, L.P. 2012 Incentive Award Plan (the “Amended Plan”).  The Amended Plan was adopted by the Board on March 29, 2022 and became effective on the date of the Annual Meeting on May 18, 2022.

The Amended Plan amends and restates the Company’s Amended and Restated Spirit Realty Capital, Inc. and Spirit Realty, L.P. 2012 Incentive Award Plan (the “2012 Plan”) and makes the following material changes to the 2012 Plan:

(i)	Increases the number of shares available by 3,000,000 shares with an aggregate of 7,587,699 shares reserved for issuance under the Amended Plan;
(ii)

Increases the number of shares which may be granted as incentive stock options under the Amended Plan by 3,000,000 shares, such that an aggregate of 7,587,699 shares may be granted as incentive stock options under the Amended Plan;

(iii)

Provides that upon a termination due to death or disability, performance awards granted under the Amended Plan will vest and be deemed achieved at the greater of (i) target level of performance and (ii) actual achievement of applicable performance goals (unless provided otherwise in an individual agreement between the Company and a participant);

(iv)

Increases the maximum aggregate number of shares with respect to one or more awards that may be granted to any one person during any calendar year from 200,000 shares to 500,000 shares and increases the maximum amount that may be paid under a cash award to any one person during any calendar year by $5,000,000 to $6,000,000;

(v)	Provides for a $750,000 limit on the total aggregate value of cash compensation and equity-based awards for any non-employee director for such director’s service as a director during any fiscal year;
(vi)

Removes certain provisions from the Amended Plan which were otherwise required for awards intended to qualify as performance-based compensation under Section 162(m) of the Internal Revenue Code prior to its repeal under the Tax Cuts and Jobs Act of 2017; and

(vii)	Extends the right to grant awards under the Amended Plan through March 29, 2032.

The terms and conditions of the Amended Plan are described in the section entitled “Proposal 3 – Approval of the Second Amended and Restated Spirit Realty Capital, Inc. and Spirit Realty, L.P. 2012 Incentive Award Plan” in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 8, 2022.  The foregoing description of the Amended Plan does not purport to be complete and is qualified in its entirety by reference to the complete text of the Amended Plan, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

On May 18, 2022, the Company held its Annual Meeting. As of March 14, 2022, the record date for the Annual Meeting, there were 127,747,162 shares of common stock outstanding, holders of which were entitled to vote at the Annual Meeting. The Company solicited proxies for the Annual Meeting pursuant to Section 14(a) of the Securities Exchange Act of 1934.

The results of the matters voted upon at the Annual Meeting are as follows (note that voting results, where applicable, reflect fractional shares rounded to the nearest whole share):

Proposal 1: Election of Directors

The following director nominees were elected to serve as directors, each to hold office until the 2023 Annual Meeting of Shareholders or until his or her respective successor is duly elected and qualified, by the following voting results:

Directors	For	Against	Abstentions	Broker Non-Votes
Jackson Hsieh	108,530,807	429,013	142,719	6,185,465
Kevin M. Charlton	105,141,590	3,821,337	139,612	6,185,465
Elizabeth F. Frank	108,005,514	962,034	134,991	6,185,465
Michelle M. Frymire	108,631,630	335,440	135,469	6,185,465
Kristian M. Gathright	108,086,504	879,906	136,129	6,185,465
Richard I. Gilchrist	107,466,472	1,492,608	143,459	6,185,465
Diana M. Laing	101,834,395	7,131,460	136,684	6,185,465
Nicholas P. Shepherd	107,353,499	1,606,771	142,269	6,185,465
Thomas J. Sullivan	107,818,017	1,139,979	144,543	6,185,465

Proposal 2: Ratification of the selection of Ernst & Young LLP as the Company's Independent Registered Public Accounting Firm for the year ended December 31, 2022

The appointment of Ernst & Young LLP as our independent auditors for the fiscal year ending December 31, 2022 was ratified by the following voting results:

Proposal 2	For	Against	Abstentions	Broker Non-Votes
Ratification of Ernst & Young LLP	114,402,654	756,548	128,802	---

Proposal 3: Approval of the Second Amended and Restated Spirit Realty Capital, Inc. and Spirit Realty, L.P. 2012 Incentive Award Plan

Proposal 3	For	Against	Abstentions	Broker Non-Votes
Approval of Second Amended and Restated Incentive Award Plan	105,973,365	2,910,920	218,254	6,185,465

Proposal 4: Non-Binding advisory vote to approve the compensation of the Company's named executive officers

The compensation of our named executive officers as disclosed in the proxy statement was approved in a non-binding advisory vote by the following voting results:

Proposal 4	Voted For	Voted Against	Abstentions	Broker Non-Votes
Approval on a Non-Binding Advisory Basis, of the Compensation of the Company’s Named Executive Officers	105,262,518	3,591,368	248,653	6,185,465

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

10.1   Second Amended and Restated Spirit Realty Capital, Inc. and Spirit Realty, L.P. 2012 Incentive Award Plan filed as Annex B within the Company’s Definitive Proxy Statement on Schedule 14A on April 8, 2022 and incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPIRIT REALTY CAPITAL, INC.

By:	/s/ Rochelle Thomas
Rochelle Thomas Executive Vice President and General Counsel

Date: May 20, 2022